Exhibit 10.1

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Agreement”) is made to be effective as of  November 1, 2010 (“Effective Date”), by and between Digital Holdings, LLC, a Minnesota limited liability company (the “Borrower”), whose address is 490 Villaume Avenue, South St. Paul, Minnesota 55075, and Bank of America, N.A., successor by merger to LaSalle Bank National Association, as Trustee (“Trustee”) for the Certificateholders of the Morgan Stanely Dean Witter 2001-TOP1 Commercial Mortgage Securities Trust, acting by and through its special servicer Berkadia Commercial Mortgage LLC (“Special Servicer”), whose address is c/o Berkadia Commercial Mortgage LLC, 700 North Pearl Street, Suite 2200, Dallas, Texas 75201.

Recitals

A.           Principal Life Insurance Company (“Lender”), made a loan (“Loan”) in the original principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) to Borrower.

B.           To evidence the Loan, Borrower executed and delivered to Lender that certain Secured Promissory Note dated October 30, 2000 (“Note”), payable to the order of Lender in the original principal sum of TWO MILLION ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($2,150,000.00), bearing interest and being payable as therein provided.

C.           Payment of the Note is secured by, among other instruments, that certain Mortgage and Security Agreement dated October 30, 2000 (“Mortgage”) (the Note, Mortgage and all other instruments evidencing or securing the Loan, as same may have been modified or amended shall be collectively referred to as the “Loan Documents”), executed by Borrower for the benefit of Lender, encumbering, among other property, that certain parcel of real property located in Dakota County, Minnesota, which is more particularly described on Exhibit A attached hereto and incorporated herein for all purposes (“Property”).

D.           Payment of the Note is further secured by a separate Guaranty agreement (“Guaranty”) dated October 30, 2000, by and between Principal Life Insurance Company (and its successors and assigns) and Applied Digital Solutions, Inc., a Delaware Corporation.  Applied Digital Solutions, Inc. changed its legal name to Digital Angel Corporation on June 20, 2008.

E.           In connection with the Loan, Borrower also executed an Assignment of Leases and Rents (“ALR”) dated October 30, 2000, in favor of Principal Life Insurance Company, and recorded on December 6, 2000 as Document Number 1736224 in Dakota County, Minnesota.

F.           The Mortgage is recorded as Document No. 1736223 of the Office of the County Recorder, Dakota County, Minnesota, said Mortgage and the record thereof being incorporated herein for all purposes.

G.           Pursuant to the transfer of the mortgage loans to the trust fund, Lender assigned the Note, the Mortgage, the ALR and the other Loan Documents (hereinafter defined) to Trustee.

H.           Trustee, as successor in interest and assignee of Lender, has succeeded to the interest of Lender under the Loan Documents.

I.           A Default has occurred under the Note and Loan Documents due to the Borrower’s failure to make required principal and interest payments when due (the “Existing Default”);

J.           Borrower and Trustee now desire to modify certain terms and provisions of the Loan Documents as more specifically provided herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon express condition that the lien of the Mortgage is and shall remain a valid, first and subsisting lien upon the property described therein (“Collateral”), Borrower and Trustee hereby agree as follows:

1.           Incorporation of Recitals and Definitions.  Trustee and Borrower hereby acknowledge the accuracy of the foregoing recitals as a substantive part of this Agreement.   Except as specifically defined herein, all capitalized terms used in the recitals and in the body of this Agreement shall have the definitions ascribed therefore in the Loan Documents.

2.           Satisfaction of Conditions Precedent.  Trustee’s obligations under this Agreement and the enforceability of the modifications of the Loan Documents as set forth herein are specifically conditioned upon and subject to the occurrence of each of the following conditions (collectively, the “Conditions Precedent”):

a.           Closing Date.  Time is of the essence of each of Borrower’s obligations under this Agreement.  This Agreement must be fully executed and all conditions herein satisfied no later than February 28, 2011.  The date upon which this Agreement is fully executed and Borrower satisfies all conditions herein is referred to as the “Closing Date”.

b.           Executed Agreement.  Trustee shall have received one (1) counterpart of this Agreement duly executed by Borrower and Guarantor.

c.           Payment of Principal.  Borrower shall pay $25,000.00 (Twenty Five Thousand Dollars) (“Closing Payment”) on the Closing Date.  The Closing Payment shall be applied to outstanding principal under the terms of the Loan Documents.

d.           Payment of Principal and Interest.  On or before the Closing Date, Borrower shall have paid any and all outstanding principal and accrued interest payments due under the terms of the Loan Documents as of the Closing Date based on the modified terms of the Loan Documents as set forth in this Agreement (“Principal and Interest Payment”).

e.           Payment of Past Due Real Estate Taxes.  On or before the Closing Date, Borrower shall pay all real estate taxes and assessments assessed or levied against the Premises (as defined in the Loan Documents) that are past due as of the Closing Date.

f.           Payment of Tax and Insurance Escrows.  On or before the Closing Date, Borrower shall pay all Tax and Insurance Escrows, as defined in Section 5.2 of the Loan Agreement as modified by Section 3 below, which became due on or before the Closing Date.

g.           No Event of Default.  No event of default, as that term is defined in the Loan Documents, shall have occurred and be continuing under the terms of any of the Loan Documents on the Effective Date;

h.           Expenses and Costs.  In addition to all amounts due to Trustee under Section 15, Borrower shall have also paid all costs and expenses incurred by Borrower, Trustee, Wells Fargo Bank National Association (“Master Servicer”), and Special Servicer in connection with the negotiation, preparation, and execution of this Agreement, including but not limited to attorney fees, appraisal fees, environmental fees, title insurance, UCC fees, and recording fees.  Borrower shall be obligated to pay these fees if Borrower fails to close on this Agreement for any reason except upon the event that this Agreement does not comply with the Pooling and Servicing Agreement or this Agreement is not accepted by the delegated authorities.

i.           Representations and Warranties.  The representations and warranties of the Borrower as set forth in Section 4 of this Agreement shall be true, accurate and correct as of the Effective Date.

3.           Modification of the Loan Documents.  Upon satisfaction of all the Conditions Precedent outlined herein, the Loan Documents are hereby amended as follows:

a.           Extension of Maturity Date:  The Maturity Date set forth in the Loan Document is modified and extended to November 1, 2011 (“Modified Maturity Date”).

b.           Option to Extend the Maturity Date:  Borrower is granted the option to extend the Modified Maturity Date for an additional six months to May 1, 2012.  To exercise this option, Borrower must notify Lender of its intent to exercise the option no later than September 30, 2011.  If Borrower elects to exercise this option, Borrower must pay $25,000.00 (Twenty Five Thousand Dollars) (“Exercise Option Payment”) at such time the option is exercised.  The Exercise Option Payment shall be applied to outstanding principal and accrued interest payments due under the terms of the Loan Documents.

c.           Extension Payment. Borrower shall pay $24,714.76 to be paid in installment payments as follows:  $6,178.69 on March 1, 2011; $6,178.69 on April 1, 2011; $6,178.69 on May 1, 2011; and $6,178.69 on June 1, 2011 (“Extension Payments”).  The Extension Payments will be deemed made as of Closing Date.  Borrower’s failure to make any of the Extension Payments when due shall be a default under this Agreement and under the Loan Documents.

d.           Monthly Payments.  This Agreement does not modify the principal or interest due under the Loan Documents. Borrower shall pay principal and interest payments in accordance with the terms and schedule set forth in the Note and Loan Documents.

e.           Continuation of Escrow and Reserve Payments.  This Agreement also does not modify any escrow or reserve payments due under the Loan Documents except that Section 5.2(A)(i) of the Loan Agreement is revised to read as follows: “one-twelfth of the annual estimated taxes and assessments assessed or levied against the Premises, and”.  During all periods Borrower shall continue to pay any and all escrow and reserve payment contemplated in the Loan Documents and this Agreement and shall continue to pay any other expenses related to the Property, including without limitation, real estate taxes, insurance, maintenance fees, improvements and all other expenses necessary to comply with the terms of the Mortgage, Loan Documents, and this Agreement.

f.           Default Rate Interest and Late Charges.  Subject to Borrower’s strict compliance with the terms and conditions set forth in this Agreement and as long as no default under this Agreement or the Loan Documents has occurred, Trustee agrees to refrain from exercising against Borrower any remedies available under the Loan Documents based on the default rate interest and late charge fees that are in due on the Closing Date (Default Rate Interest and Late Charge”).  Upon payment of the Note in full and Borrower’s satisfaction of all obligations under this Agreement and the Loan Documents, and subject to Borrower’s strict compliance with the terms and conditions set forth in this Agreement and as long as no default under this Agreement or the Loan Documents has occurred, Trustee agrees to waive the Default Rate Interest and Late Charges. If Borrower defaults under this Agreement or the Loan Documents, the Default Rate Interest and Late Charges shall become immediately due and payable and Borrower’s failure to pay the Default Rate Interest and Late Charges shall be a default under this Agreement and under the Loan Documents.

4.           Representations and Warranties of Borrower.  Borrower hereby represents and warrants, in addition to any other representations and warranties contained herein, in the Loan Documents or any other document, writing or statement delivered or mailed to Trustee by Borrower as follows:

a.           Borrower has taken all necessary and appropriate action for the approval of this Agreement and the authorization of the execution, delivery and performance hereof.

b.           The execution, delivery and performance by Borrower of this Agreement and all related Loan Documents are within the power of Borrower and have been duly authorized by all necessary action on the part of Borrower, do not require any approval or consent, or the filing with any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which Borrower is named or any provision of the charter or organizational documents of Borrower, and do not result in a breach of or constitute a default under any agreements or instruments to which Borrower is a party or by which it or any of their properties are bound.

c.           Borrower acknowledges, represents and warrants that it is justly indebted to Trustee in the principal amount of $1,957,994.51, as set forth in the Loan Documents and this Agreement, as of  January 30, 2011 and that the recitals are true and correct.

d.           Borrower acknowledges that Trustee shall have no obligation to make any loans or advances under the Loan Documents unless expressly provided for in this Agreement.

e.           Borrower represents and warrants that the Collateral of Borrower is free and clear of any and all liens, charges and encumbrances except for the liens and security interests granted to Trustee pursuant to the Loan Documents.

f.           To its knowledge, as of the Effective Date, the Property is in compliance in all respect with all local, state and federal laws, ordinances, rules and regulations of any governmental authority applicable to Borrower or the Property.

g.           As of the Effective Date, Borrower acknowledges that Trustee has duly performed all of its obligations under the Loan Documents.

h.           To its knowledge, except as specifically amended herein, all representations, warranties and other assertions of fact contained in the Loan Documents continue to be true, accurate and complete.

5.           Continuing Forbearance.  Subject to Section 6 below, the Trustee shall forbear from exercising its rights and remedies under the Loan Documents or applicable law until the earlier of:  (i) the Modified Maturity Date, (ii) failure by the Borrower to perform its obligations under this Agreement, or (iii) the occurrence of any default under the Loan Documents, other than those existing and known to the Trustee on the date of this Agreement.

6.           Default.  Subject to notice and cure rights as set forth in the Loan Documents, in the event of an occurrence of any default under this Agreement or the Loan Documents, including without limitation, the Borrower’s failure to make any payment to Trustee (i) in accordance with Sections 2 or 3 herein or (ii) due and payable on the applicable payment date as set forth in the payment schedule set forth in the Loan Documents, the Trustee shall have the right but not the obligation to foreclose on the Property.  Upon notice by Trustee to Borrower of Trustee’s desire to foreclose on the Property, the Borrower agrees to execute and enter into voluntary foreclosure agreements, or deeds in lieu of foreclosure and any documents associated with deeds in lieu of foreclosure with Trustee for all mortgages executed by of the Borrower in favor of Trustee, regardless of whether such mortgages are set forth in the recitals of this Agreement.  The Borrower agrees that the type of agreement, whether it be a voluntary foreclosure agreement or a deed in lieu of foreclosure, as well as the date such agreement shall be executed, shall be determined by Trustee in its sole discretion.  The Borrower hereby agrees to fully cooperate with respect to entering into and effectuating the agreements and foreclosures chosen by Trustee and to promptly do all acts and things and execute all documents, including, but not limited to a power of attorney in favor of Trustee, that may be required, in Trustee’s sole discretion, to voluntarily foreclose on the Property in Borrower’s name.

7.           Continuing Effect.   The Loan Documents, with the terms of this Agreement, constitute the entire agreement between the parties as to the transaction contemplated by this Agreement and the Loan Documents and shall continue in full force and effect.  Trustee and Borrower agree and acknowledge that this Agreement shall comprise a modification of the Loan Documents executed in compliance with the provisions of the Loan Documents only in the event that the Conditions Precedent set forth in Section 2 of this Agreement are fully satisfied.  Borrower hereby renews and extends the lien of the Mortgage until all obligations evidenced by the Note or secured by the Mortgage, have been paid or performed in full.  All other terms, conditions, provisions, representations and warranties set forth in the Loan Documents not specifically modified hereby shall remain unchanged and the liability thereunder and the continued enforceability of the Loan Documents is hereby acknowledged, confirmed and ratified by Borrower.  This Agreement shall, wherever possible, be construed in a manner consistent with the Loan Documents; provided, however, in the event of any irreconcilable inconsistency between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall control.

8.           Affirmative Covenants.  By entering into this Agreement, Borrower further undertakes to comply with the obligations, terms and covenants as contained in this Agreement and the Loan Documents.  Additionally, Borrower covenants that this Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

9.           Waiver.  No provision hereof shall constitute a waiver by Trustee of any of the terms or conditions of the Loan Documents other than those terms or conditions expressly modified herein.  Borrower hereby represents, warrants, covenants and agrees that there exists no offsets, counterclaims or defenses to payment or performance of the obligations set forth in the Loan Documents and, in consideration hereof, expressly waives any and all such offsets, counterclaims and defenses arising out of any alleged acts, transactions or omissions on the part of Trustee on or prior to the Effective Date hereof.

10.         Release of Claims.  Borrower, and any guarantors and other obligors, on behalf of themselves and their respective successors and assigns (collectively and individually, “Borrower Parties”), hereby fully, finally and completely RELEASE AND FOREVER DISCHARGE Lender, Trustee, Master Servicer, Special Servicer and their respective servicers, successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents and properties, past, present and future, and their respective heirs, successors and assigns (collectively and individually, “Trustee Parties”), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Trustee Parties arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Trustee Parties occurring on or before the Effective Date.  The foregoing release is intended to be, and is, a full, complete and general release in favor of Trustee Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Trustee Parties, arising or occurring on or before the Effective Date.  Notwithstanding the generality of the foregoing, the release delivered herein shall exclude any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action resulting solely from the fraudulent or intentional wrongful acts of the Trustee Parties.  Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Trustee contained herein and that they will receive no further consideration for such release.

11.         Bankruptcy.  Any other provision of this Agreement notwithstanding, the terms of the modification herein are expressly conditioned upon Trustee’s never having any payments under the Loan Documents recovered, avoided or set aside pursuant to any provision of the United States Bankruptcy Code or any non-bankruptcy preference, fraudulent conveyance or fraudulent transfer avoidance or recovery statute.  In the event that any payments from Borrower are ever recovered, avoided or set aside as aforesaid, the modification under the Loan Documents provided for herein shall be automatically void and of no further force or effect whatsoever, and Trustee shall, thereupon, be entitled to exercise all of the Trustee’s rights and remedies under the Loan Documents.  In addition, any costs or expenses incurred by Trustee in defending its right to enforce the terms of the Loan Documents in effect without the modification herein, shall automatically be added to the Loan.  This Section 11 shall survive the expiration or termination of this Agreement.  Notwithstanding the foregoing, in the event only a portion of the payments made by Borrower is recovered, avoided or set aside, then Trustee shall be entitled to retain the remainder of the payments not so recovered, avoided or set aside, and apply said sum to the amount due under the Loan Documents.

12.         Usury Savings Clause.  Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Trustee hereby agree that all agreements between them under this Agreement and with respect to the Loan, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Trustee for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (“Maximum Rate”).  If from any circumstance whatsoever, fulfillment of any provisions of this Agreement at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Trustee should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower.  All sums paid or agreed to be paid to Trustee for the use, forbearance, or detention of the Loan and other indebtedness of Borrower to Trustee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan or does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate.  The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Trustee.

13.         Further Assurance.  Borrower agrees to execute from time to time such instruments, documents, or agreements as requested by Trustee to create, perfect, or protect Trustee’s liens and security interests referred to herein and any other liens and security interests of Trustee or in order to carry out the transactions contemplated by this Agreement or any other agreement of Borrower with Trustee.

14.         Expenses and Costs.  Borrower shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by Trustee in any way arising from or in connection with this Agreement, the Loan Documents, and/or the obligations, including, without limitation:

a.           the fees of legal counsel for Trustee for the preparation, examination and approval of this Agreement and all documents in connection with this Agreement, and such fees and costs shall be paid on or before the Closing Date; and

b.           all fees and out-of-pocket disbursements incurred by Trustee, including reasonable attorneys’ fees and appraisal fees, in any way arising from or in connection with any action taken by Trustee, to monitor, advise, enforce or collect the payments under the Loan Documents or enforce any other obligations of Borrower under this Agreement, the Loan Documents, or any other document or agreement arising from or relating to the business relationship between Trustee and Borrower or otherwise securing any obligations to Trustee, including, without limitations, any actions to lift the automatic stay or to otherwise in any way participate in any bankruptcy, reorganization or insolvency proceeding of Borrower any actions in relation to or in defense of any litigation instituted by Borrower, or any third-party against Trustee arising from or relating to this Agreement, the Loan Documents, or the business relationship between Borrower and Trustee, including any so-called “lender liability” actions.

15.         Miscellaneous Terms.

a.           Amendment.  This Agreement may not be modified in any manner, except by written agreement signed by all parties hereto.  This Agreement shall bind all of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

b.           Interpretation.  Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Agreement.

c.           Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof.  This Agreement supersedes all previous and contemporaneous negotiations, commitments, understandings and agreements between the parties which shall survive the execution and delivery of this Agreement.  No parole evidence shall be permitted to contradict or vary the terms hereof.

d.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute the same agreement.  Any counterpart may be delivered as a facsimile transmission which shall be considered an original signature.

e.           Headings.  The headings of the various paragraphs and sections in this Agreement are for convenience of reference only and shall not be deemed to modify or restrict the terms or provisions hereof.  This Agreement shall not be construed more strictly against Trustee merely by virtue of the fact that the same has been prepared by Trustee or its counsel, it being recognized that Borrower and Trustee have contributed substantially and materially to the preparation of this Agreement, and each of Borrower and Trustee waives any claim contesting the existence and the adequacy of the consideration given by any of the other parties hereto in entering into this Agreement.

f.           Right to Counsel.  Borrower acknowledges that it has had full benefit and advice of counsel of its own selection, or the opportunity to obtain the benefit and advice of counsel of its own selection, in regard to understanding the terms, meaning and effect of this Agreement, and that this Agreement has been entered into by Borrower freely, voluntarily, with full knowledge, and without duress, and that in executing this Agreement, Borrower is relying on no other representations, either written or oral, express or implied, made to it by any other party hereto, and that the consideration hereunder received has been actual and adequate.

g.           Governing Law.  The terms and conditions of this Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota and the applicable laws of the United States.

h.           Waiver of Jury Trial.  Borrower hereby agrees not to elect a trial by jury of any issue triable of right by jury, and waives any right to trail by jury fully to the extent that any such right shall now or hereafter exist with regard to this Agreement or the Loan Documents, or any claim, counterclaim or other action arising in connection therewith.  This waiver of right to trial by jury is given knowingly and voluntarily by Borrower, and is intended to encompass individually each instance and each issue as to which right to trail by jury would otherwise accrue.  Trustee is hereby authorized to file a copy of this Section in any proceeding as conclusive evidence of this waiver by Borrower.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Loan Modification Agreement to be effective as of the day and year first above written.

TRUSTEE:

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MORGAN STANLEY DEAN WITTER CAPITAL I, INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001 TOP1

By:	Berkadia Commercial Mortgage LLC a Delaware corporation
Its:	Special Servicer

By: ___________________________________________
Name: _________________________________________
Its: ___________________________________________

STATE OF TEXAS                              )
) ss.
COUNTY OF DALLAS                       )

The foregoing instrument was acknowledged before me this ______ day of _______,  2011, by _________________, as ___________________ of Berkadia Commercial Mortgage LLC, a limited liability company duly organized and existing under the laws of the State of Delaware, on behalf of said limited liability company

____________________________

Notary Public

Printed Name: _________________

My Commission Expires:

_____________________

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Loan Modification Agreement to be effective as of the day and year first above written.

BORROWER: DIGITAL ANGEL HOLDINGS, LLC a Minnesota limited liability company

By:
Name:
Title:

STATE OF ___________________	)
	)	ss.
COUNTY OF __________________	)

The foregoing instrument was acknowledged before me this ________ day of ______, 2011, by ___________________, _______________ of DIGITAL ANGEL HOLDINGS, LLC, a Minnesota limited liability company, on behalf of said limited liability company.

_____________________________

Notary Public

Printed Name: _________________

My Commission Expires:

_____________________

The undersigned Guarantor DIGITAL ANGEL CORPORATION f/k/a APPLIED DIGITAL SOLUTIONS, INC. (“Guarantor”) under a Guaranty dated October 30, 2000, by and between Principal Life Insurance Company (and its successors and assigns) and Applied Digital Solutions, Inc., a Delaware Corporation, joins in the execution of this Loan Modification Agreement for the purposes of acknowledging his agreement and consent to the terms and conditions hereof and agreeing and confirming that the execution and delivery hereof shall in no way extinguish release, modify, reduce, impair, terminate or adversely affect any of the obligations or liabilities of the undersigned under the terms of its Guaranty except to the extent provided for in this Loan Modification Agreement. Guarantor further acknowledges that it changed its legal name from Applied Digital Solutions, Inc. to Digital Angel Corporation on June 20, 2008 by filing a Certificate of Amendment of Certificate of Incorporation of Applied Digital Solutions, Inc. with the Delaware Secretary of State.

GUARANTOR: DIGITAL ANGEL CORPORATION, a Delaware Corporation

By:
Name:
Title:

STATE OF ___________________	)
	)	ss.
COUNTY OF __________________	)

The foregoing instrument was acknowledged before me this _____ day of ___________, 2011, by _____________________.

_____________________________

Notary Public

Printed Name: _________________

My Commission Expires: _____________________

TRUSTEE IS NOT REQUIRED TO HAVE GUARANTOR JOIN IN THE EXECUTION OF THIS AGREEMENT.  PURSUANT TO THE TERMS OF THE GUARANTY, GUARANTOR EXPRESSLY CONSENTED AND AGREED TO ANY ALTERATION OF THE LOAN DOCUMENTS.  GUARANTOR ALSO EXPRESSLY WAIVED HIS RIGHT TO NOTICE OF THIS AGREEMENT UNDER THE GUARANTY.  TRUSTEE IS IN NO WAY WAIVING ANY RIGHT PROVIDED FOR UNDER THE GUARANTY OR ASSUMING ANY RESPONSIBILITY TO PROVIDE NOTICE IN THE FUTURE BEYOND WHAT IS PROVIDED FOR IN THE GUARANTY.  THIS CONSENT DOES NOT IN ANY WAY RELEASE OR CONSTITUTE AN ACCORD AND SATISFACTION OR NOVATION OF THE GUARANTY.